UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2021

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2021, WW International, Inc. (the “Company”) issued a press release announcing that Gail B. Tifford, Chief Brand Officer, will be leaving the Company effective as of September 10, 2021 (the “End Date”). On August 22, 2021, Ms. Tifford entered into an agreement with the Company regarding her compensation (the “Agreement”) in connection with her departure from the Company. The material terms of the Agreement are as follows: (i) receipt of salary continuation at her current base salary rate in biweekly payments equal to $24,638 from the End Date through September 9, 2022 (the “Salary Continuation Period”) subject to mitigation; (ii) an aggregate cash payment of $800,000, payable in two equal installments; and (iii) continued employer contributions for health coverage under Company-sponsored health plans during the Salary Continuation Period. Ms. Tifford will have no vested options on the End Date and all of Ms. Tifford’s unvested equity awards as of the End Date will be forfeited. Ms. Tifford is subject to covenants with respect to non-competition for one year, non-solicitation of employees of the Company for two years and confidentiality perpetually. As part of the Agreement, Ms. Tifford executed a release of claims against the Company and all of its affiliates and related entities and predecessors and successors and has agreed to re-execute the release of claims as a bring-down release on or following the End Date.

Item 7.01        Regulation FD Disclosure.

A copy of the above-referenced press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release dated August 24, 2021.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: August 24, 2021	By:	/s/ Amy O’Keefe
	Name:	Amy O’Keefe
	Title:	Chief Financial Officer

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